Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82

[Black and white print advertisement.]
[Upper 1/2 of the ad is a photograph of the Chateau Frontenac Hotel.]
[In black type on a light background is the headline:] Checking into some of the continent's finest hotels ...
[Below the photograph, centered, in black type, is the following text:] CGM(R) Realty Fund
[Below, printing in two columns, in smaller black type is the following text:]
[Left column] In today's unpredictable marketplace, the performance of real estate investments, including hotel REITs, may provide a strategic advantage.
CGM Realty Fund combines the long-term capital appreciation potential of real estate investments with the convenience of a mutual fund.
Managed by Ken Heebner, CGM Realty Fund can be a welcome addition to a
[Right column] diversified portfolio. For the twelve months ended
3/31/02, CGM Realty Fund returned more than 28.7%*. While no one can predict future performance, maybe you should consider investing now. Call now for more information and a prospectus.
[A line drawing of a fencer in a box with a black and white striped background appears at the bottom of the right column (logo). To the right of the logo in a larger size print than the ad body copy is the following text:]
CGM Realty Fund
[Below is the following text (in smaller copy):]
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA 02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0743
[Beneath the body of the ad in all capital letters:]
MANAGED BY KEN HEEBNER
[Beneath, running the full width is the following text in black type against a white background (slightly smaller type size than ad body copy):]
[The numbers that appear in the following copy are larger than the surrounding text and are the same size as numbers that appear in the text.]

*28.7%, 9.2% and 13.9% are the average annual total returns for CGM Realty Fund for the 1- and 5-year periods ended 3/31/02 and from inception on 5/13/94 through 3/31/02. The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return for the 5-year and since-inception periods would be lower. This information represents past performance which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees and expenses, refer to the current prospectus which is available from the address above. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load
Copyright 2002 CGM